EXHIBIT 24

                                POWER OF ATTORNEY

         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Bruce A. Mahon and Ward Kellogg, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.

/s/Bruce A. Mahon             Chairman of the Board           September 15, 2000
-------------------
BRUCE A. MAHON

/s/William Berger                   Director                  September 15, 2000
-----------------
WILLIAM BERGER

/s/David B. Dickenson               Director                  September 15, 2000
---------------------
DAVID B. DICKENSON

/s/Leslie E. Goodman                Director                  September 15, 2000
--------------------
LESLIE E. GOODMAN

/s/Thomas L. Gray, Jr.              Director                  September 15, 2000
----------------------
THOMAS L. GRAY, JR.

/s/Thomas J. Hanford                Director                  September 15, 2000
--------------------
THOMAS J. HANFORD

/s/Sidney L. Hofing                 Director                  September 15, 2000
--------------------
SIDNEY L. HOFING

/s/Ward Kellogg                 CEO and Director              September 15, 2000
------------------       (Principle executive officer)
WARD KELLOGG

/s/Peter L. A. Pantages             Director                  September 15, 2000
-----------------------
PETER L. A. PANTAGES

/s/Richard P. Rosa                  Director                  September 15, 2000
-------------------
RICHARD P. ROSA

/s/Craig A. Spencer                 Director                  September 15, 2000
--------------------
CRAIG A. SPENCER

/s/Joseph W. Veccia, Jr.            Director                  September 15, 2000
------------------------
JOSEPH W. VECCIA, JR.

/s/Mark A. Wolters                  Director                  September 15, 2000
--------------------
MARK A. WOLTERS

/s/George R. Zoffinger              Director                  September 15, 2000
----------------------
GEORGE R. ZOFFINGER

/s/Kevin M. Sacket                  Treasurer                 September 15, 2000
------------------       (Principle financial officer)
KEVIN M. SACKET